UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2013

NIC Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
25501 West Valley Parkway, Suite 300 Olathe, Kansas 66061
(Address of principal executive office)(Zip Code)

(877) 234-3468
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure

On January 7, 2013, NIC Inc. issued a press release announcing that its wholly owned subsidiary, Pennsylvania Interactive, LLC, has been awarded a contract by the Commonwealth of Pennsylvania to manage the state’s official portal, http://www.pa.gov.  The contract term is for five years with an additional renewal term at the option of the state that could extend the contract through December 2022. NIC previously announced the initial awarding of the contract, prior to achieving financial viability, in its last quarterly filing with the Securities and Exchange Commission. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in such filing.

Item 9.01          Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press release dated January 7, 2013
2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

	By:	/s/ William F. Bradley, Jr.
William F. Bradley, Jr.
Executive Vice President, Chief Administrative
Officer, General Counsel
and Secretary

Date: January 7, 2013

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated January 7, 2013